Advantage Advisers, Inc.

The India Fund, Inc.

Annual Report

December 31, 2002

THE INDIA FUND, INC.

THE INDIA FUND, INC.

                                                               February 19, 2003

DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for the twelve-month period ended December 31, 2002. In the following pages, the Fund's Investment Manager provides a detailed look at the Fund's sector allocations and investments, as well as the economic and market conditions in India for the recently closed year.

The Fund's net asset value (NAV) increased 7.5% during the twelve months ended December 31, 2002. This return includes the anti-dilutive effect of the Fund's Tender Offer and Share Repurchase Program which approximated .25%. The Fund underperformed its benchmark, the IFC Investable Index, which increased 9.9% during the same period.

Although 2002 was a volatile year, the economic and political scene seemed to calm down by December. Perhaps the most important news for investors was about the privatization process. The Indian government continues to divest its holdings in several companies. At one point during the year, the process slowed considerably, essentially because of rising differences within the government's ruling coalition. Yet, the divestiture program was brought back to life and the government appears on track to finalize the sale of assets in the coming months.

The situation in Kashmir seemed ready to explode in the first half of the year. Violent acts in that region came on the heels of a terrorist attack on the Indian Parliament at the end of the previous December. Yet, to the relief of the whole world, diplomatic talks between India and its neighbor Pakistan resolved the immediate tension. By about mid-year the threat of military action subsided, but Kashmir continues to bear on the market.

In our opinion, India's economy has shown surprising strength despite a number of disappointments and negative influences through the year. The monsoon season was poor, the government's budget increased its deficit and of course the global economic situation was not ideal. Still, as reported, Indian economists forecast significant gross domestic product growth for the current fiscal year.

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THE INDIA FUND, INC.

The Investment Manager believes that the Indian market environment can continue to deliver favorable returns. The primary concern for investors in India will be the government's privatization process in the coming months. The results of this process will significantly influence the direction of the Indian market.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/  BRYAN MCKIGNEY

Bryan McKigney
Director, President and Secretary

2
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                                                            THE INDIA FUND, INC.

REPORT OF THE INVESTMENT MANAGER

FOR THE YEAR ENDED DECEMBER 31, 2002

The net asset value ("NAV") of The India Fund, Inc. (the "Fund") increased 7.5% during the twelve months ended December 31, 2002, underperforming its benchmark, the IFC Investable Index, which rose 9.9% during the same period.

--------------------------------------------------------------------------------
OVERVIEW OF INDIA'S STOCK MARKET

It was another roller coaster year for Indian equities in 2002, but one that we believe ended reasonably well. As reported, the bell weather BSE 30 Sensex's 4.1% gain (in U.S.-dollar terms) placed the Indian market in the top quartile of performance relative to world equity markets. As recently as late October 2002, the Sensex was registering a 10% year-on-year decline, and the prospect of the Indian market seeing any gain at all for 2002 looked slim indeed. As reported, the market ended the year with a powerful two-month rally, fueled by better-than-expected economic data, key progress on structural reform, and a stream of positive corporate news flow, especially in the information technology sector.

The Indian market began the year showing impressive resilience. Despite worsening cross-border tensions with Pakistan as a result of the December 2001 terrorist attack in Parliament, Indian stocks managed to rally. Investor hopes were also high during the period preceding the government's annual Budget speech at the end of February 2002. However, in our opinion, the Budget, while acceptable, fell short of investors' high expectations. Moreover, communal violence also reared its ugly head, as riots between Hindus and Muslims broke out in Gujarat, the only state controlled by the ruling Bhartiya Janata Party ("BJP"). The market fell back sharply to lower levels during the second quarter of 2002.

In our opinion, heightened tension between India and Pakistan, concern over the government's handling of Gujarat's riots, and a disappointing monsoon all combined to keep the market depressed through the second and early third quarters. Nevertheless, the news flow was not all bad. There was important progress in the government's drive to deregulate the oil and telecommunications industries and to continue the privatization of state-owned companies.

After rebounding in August from an oversold position, the government's September announcement about a three-month delay in the privatization process for Hindustan Petroleum ("HPCL") and Bharat Petroleum ("BPCL") sent the market into a renewed downdraft. By October 31, 2002, the market was down (10%) year-to-date and looked to be on its way to a third straight losing year.

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FUND UPDATES

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.

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                                                                               3
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THE INDIA FUND, INC.

Fortunately, however, the final two months of the year saw the Indian market put together an impressive rally, underpinned by both strong fundamentals and improving sentiment. First, India's industrial production ("IIP") continued to surprise market watchers. For the first eight months of the fiscal year ending March 31, 2003 (i.e., March 31, 2002 - November 30, 2002) India's IIP recorded 5.3% year-on-year growth, twice as strong as the 2.4% growth shown in the corresponding period for the previous fiscal year. 1 In addition, positive corporate news from Indian IT companies also boosted investor sentiment. Finally, the market was spurred by significant progress in the structural reform process, specifically (1) the announcement that the government's privatization of HPCL and BPCL was back on track; and (2) the passage of the Foreclosure Law by Parliament, sharply improving the banking environment.

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POLITICS

Politics, as always, played a dominant role in India during 2002. The country began the year on a subdued note, in the aftermath of the December 13, 2001 terrorist attack on the Indian Parliament, which killed 14 people. The incident once again escalated Indian-Pakistani tensions, which, although never leading to full-scale hostilities, did hang over the market during the first half of 2002.

In addition to cross-border tensions, India also saw its worst outbreak of violence between Hindus and Muslims in a decade. In the Indian state of Gujarat, February brought a brutal attack on Hindu activists and their families, which was followed by a wave of retaliatory violence against the Muslim community there. The incident culminated in a censure vote in Parliament, which the government won despite a walkout by a key ally, the Telugu Desam Party ("TDP") before the vote. As reported, repercussions from the Gujarat violence continue to reverberate on India's domestic political landscape.

India saw a number of state elections during the year. In what was probably the most watched, the Uttar Pradesh ("UP") elections turned out to be a major setback for the BJP government. These elections have always been important to India since UP is the most populous state in India and contributes almost 15% of the representatives to Parliament. Traditionally a BJP stronghold, the party itself lost about 50 votes (a loss of 32%), diluting their claim to power. The BJP, however, did manage to set up the state government with the help of a coalition partner.

Meanwhile,  tensions  with Pakistan  refused to subside,  largely as a result of terrorist incidents continuing in India-administered Kashmir. On May 14, a Pakistan based group reportedly coordinated a terrorist attack on Indian soldiers stationed in Kashmir and on a bus carrying civilians, triggering a strong reaction. As reported, the Indian government made it apparent, even to the distant Western world, that they were serious about taking military action against Pakistan. Expulsion of the Pakistan High Commissioner, high level meetings between political leaders and military chiefs and a huge army build-up along the border gave clear signals of India's willingness to commit aggression. Gradually, however, high-level diplomatic intervention and an easing in Pakistan's hard line stance finally mitigated tensions. Eventually, India re-opened its air space to Pakistan, the war tensions softened, and by the third quarter relations between India and Pakistan stabilized.

----------
1 Salomon Smith Barney India Economics research, January 10, 2003

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                                                            THE INDIA FUND, INC.

At mid-year, the government surprised the market with a shake-up of its cabinet. LK Advani was named Deputy Prime Minister, a move that was widely interpreted as an attempt by BJP to emphasize its ideology and reassert itself within the ruling coalition, the National Democratic Alliance ("NDA"). The move was also widely seen as undermining Prime Minister Vajpayee's position within the party and the NDA. In addition, the Finance Minister (Yashwant Sinha) and Foreign Minister (Jaswant Singh) switched posts. We believe growing perception that the BJP government was becoming weak and directionless continued to dampen investor sentiment.

If the first half of 2002 was mainly marked by tensions with Pakistan and domestic communal strife, the second half of the year saw investors' attention turn toward the government's privatization and reform agenda. As reported in September, investors were stunned and disappointed to hear that the centerpiece of the privatization program - the sale of HPCL and BPCL - was to be delayed until December 2002, a result of strong differences within the NDA coalition. Shares in the two companies reacted by plunging 30%-35%, as the market perceived a setback to the privatization agenda. In addition, since it came in the wake of the earlier cabinet shake-up, we believe this incident reinforced the growing perception that Prime Minister Vajpayee was not as supportive of the privatization process as he had seemed.

However, India's privatization proponents fought back, surprising the skeptics. The reform efforts and privatization program actually ended the year on a strong note as the government committed itself to resuming its efforts. In the banking industry, a key measure, the Securitization Bill (also known as the Foreclosure
Bill), was passed by Parliament. In our opinion, the Securitization Bill is an extremely favorable measure for banks and financial institutions because it may substantially boost their efforts at recovering non-performing loans from defaulting debtors.

As reported in December, close to 30 bills were passed during the final Parliamentary session, including the Securitization Bill, the Companies (Amendment) Bill, The SEBI (Amendment) Bill, the UTI (Repeal) Bill, and the Cable Television Networks Amendment (Regulation) Bill. In addition, by year-end, in our opinion, the deadlock appeared to have been broken regarding the privatization of HPCL and BPCL. It was proposed that HPCL be divested first through a strategic route and BPCL through a public issue. At the time of this writing, however, this issue is still in limbo with speculation over whether the HPCL and BPCL privatizations will require Parliamentary approval.

December was also marked by the ruling BJP party sweeping the Gujarat state elections by a significant margin, providing a major morale boost to the Centrist party. However, we believe the victory was seen as further weakening Prime Minister Vajpayee's position vis-a-vis the Hindu faction within the BJP cadre, as it boosted the Hindu hard-line faction. 2

In 2003, elections will be held in nine Indian states, the most important among them in Rajasthan and Madhya Pradesh, where it looks like the ruling BJP stands a good chance in our opinion of capitalizing on the anti-incumbency sentiment in those two states. We believe a strong showing in these elections would also provide a positive backdrop for the BJP, moving into the 2004 presidential elections.

----------
2 VOTE FOR DISCORD, Far Eastern Economic Review, Dec 26, 2002 - Jan. 2, 2003

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THE INDIA FUND, INC.

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ECONOMY

The Indian economy began 2002 on a cautious note, amid evidence of slowing domestic growth in the aftermath of the September 11, 2001 attacks in the United States. Sentiment soon got a lift, however, with evidence that the government's positive structural reform measures were back on track. In February, the government successfully sold its stake in VSNL and IBP, while announcing plans for the privatization of HPCL and BPCL.

In February 2002, we believe the government's annual Budget announcement did not measure up to the market's highest expectations, but on the other hand did unveil that steps were being taken in the right direction. With the key task being to spur growth while containing the budget deficit, the Finance Minister announced a reduction in selected subsidies, new privatization targets, and a more flexible regime for interest rates. 3 Yet, as reported, market reaction was muted-to-negative.

Further evidence that the reform agenda was on track was the oil and telecommunications sectors' deregulation on April 1, 2002, as scheduled. We believe the shedding of two legacies of India's planned economy - namely, (1) the monopoly on international phone calls and (2) the state-run system of fixed prices for retail fuel products heralds a significant achievement for the government. 4

Moreover, the oil sector deregulation was immediately followed up with the divestment of Indian Petrochemicals Ltd. ("IPCL"), which the government sold to Reliance Industries. As reported, Reliance bid 78% higher than the second-highest bidder, with the price exceeding even the most optimistic market expectations. We believe the transaction further improved sentiment regarding the government's privatization efforts.

On the other hand, we believe India's monsoon during 2002 was a disappointment with total rainfall approximately 19% below "normal" levels and sub-standard distribution. Surprisingly in our opinion, the disappointing monsoon has not yet had the negative impact on the economy that many analysts were expecting. 5 Given that agriculture accounts for a quarter of GDP and supports approximately two-thirds of the population, the lack of a significant negative impact has been a surprise although some analysts still expect fallout.

We believe the overall strength of the Indian economy during 2002 has been a pleasant surprise for investors. In the second quarter of India's fiscal year ending March 31, 2003 (July 1, 2002 - September 30, 2002), India's GDP registered 5.8% year-on-year growth, driven largely by the financial, trade, and transport sectors. 6 As reported, the Finance Ministry forecasts that for the 12 months ending March 31, 2003, India's GDP is expected to expand 5.0%-5.5%. 7

In our opinion, surprising resilience of India's economy during 2002 resulted from a number of factors. First, India continued to see steadily falling interest rates throughout 2002, with the lending

----------
3 EVER SO SLOWLY, Far Eastern Economic Review, March 14, 2002
4 PRIVATIZATION: A SECOND WIND, Far Eastern Economic Review, April 11, 2002 5 DROUGHT HITS GROWTH, Far Eastern Economic Review, August 29, 2002
6 India's Central Statistical Organization, January 2003
7 India Finance Ministry, January 2003

6
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                                                            THE INDIA FUND, INC.

rate to prime borrowers falling from 8.9% in December 2001 to 6.25% by the end of 2002. 8 The fact that this was accomplished in spite of the country's huge budget deficit we believe can be explained by: (1) continued benign inflation, which averaged 3%-3.5% during 2002; (2) sharply improving external accounts, with exports up 16% in the first eight months of the fiscal year ending March 31, 2003 (March 31, 2002 - November 30, 2002); and (3) evidence of a likely second straight year of current account surplus, forecast at 1% of GDP. 9 As reported for the fiscal year ended March 31, 2002, India saw its first current account surplus in 24 years. 10 We believe the sharp improvement in India's external accounts over the past few years can be explained by the recent emergence of its new, globally competitive service industries. For example, its burgeoning software industry, which currently accounts for 1.4% of the country's gross domestic product, is forecast to grow approximately eightfold to $80 billion by 2008. 11

The 2% appreciation of the rupee against the US dollar in the second half of 2002 was perhaps the single biggest surprise, in terms of the economy, and was a strong reflection of the country's rising role in global trade, led by its software and pharmaceutical industries. The gathering strength of the rupee is also a reflection of rising foreign direct investment in India, which as reported during the first six months of 2002-registered year-on-year growth of 86%, coming in at US$2.5 billion. 12

In a recent study, the International Finance Corporation has stated that although India's foreign direct investment in 2001 (estimated at only US$3 billion) seems to pale in comparison to China's US$47 billion, they believe that the two socioeconomic rivals are actually not nearly so disparate in this regard. China's foreign direct investment numbers, it is believed, are greatly exaggerated by the fact that much of it involves "round-tripping" i.e., mainland funds that leave China only to return as foreign investment to gain tax and other incentives. On the other hand, IFC officials speculate that India does not accurately record all of its foreign direct investment. For example, when an existing foreign multinational in India increases its investment in its facilities, it does not always get recorded as foreign direct investment. Adjusting for these distortions, the IFC analysts speculate that foreign direct investment into India is about 1.7% of GDP while in China, foreign direct investment is about 2% of GDP. 13

With less than two months remaining in the fiscal year ending March 31, 2003, most private economists expect that the government's forecast of 5%-5.5% GDP growth for the fiscal year may be achievable. 14 However, peering out to the rest of calendar year 2003, we believe the outlook is more clouded. Although last year's poor monsoon does not appear to have negatively impacted GDP growth yet, many are expecting that the impact will be felt over the next several months.

Also, although many of the positive trends that the Indian economy felt in 2002 are forecast to continue, such as benign inflation, low interest rates, and a stable currency, we do not believe everything is going India's way. Most notably, India is an oil-importing country and the current $30-$35 per barrel oil price does not help India's import bill. In addition, as already noted, the country's

----------
 8 JP Morgan research, January 2003
 9 Salomon Smith Barney India Economics research, January 7, 2003
10 INDIA DELIVERS THE FINANCIAL GOODS, Far Eastern Economic Review,
   December 12, 2002
11 INFOSYS PLANS A SOFTWARE CENTER IN INDIA'S KERALA, Bloomberg, January 7, 2003 12 TWO PLUS TWO, Far Eastern Economic Review, August 29, 2002
13 TWO PLUS TWO, Far Eastern Economic Review, August 29, 2002
14 Salomon Smith Barney India Economics Research, January 10, 2003

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THE INDIA FUND, INC.

combined federal and state budget deficits have actually deteriorated in the past few months and remain the biggest concern for the country, with the combined deficits adding up to an estimated 10% of GDP. In our opinion, the government's privatization program must stay on track in order to raise the funds that are vital to reining in the budget. A budget deficit could probably doom the country to a low GDP growth scenario.

In summary, we believe the economic structural reform process will continue to be the dominant factor in determining both the short-term and long-term health and growth rate of the Indian economy. We remain optimistic that the government can continue to deliver on the economic restructuring front in 2003 and beyond, although perhaps more erratically than investors would hope.

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PORTFOLIO STRATEGY

During  2002,   the  Fund   increased  its  weighting  in  banks  and  financial
institutions, as both the economic and regulatory environment turned more favorable. The Fund also selectively increased holdings of certain Public Sector Undertakings on the continuing theme of stepped-up government divestments and privatizations. A significant part of this buying was centered in the petroleum-related sector.

Broadly speaking, the Fund also spent the year increasing its exposure to the market's mid-cap and small-cap stocks. The Fund's attempt to be more aggressive in the small- and mid-cap area was hindered by the low liquidity in these asset classes.

The Fund also selectively reduced its exposure in the telecommunications and information technology sectors during the year, moving to positions that are neutral to slightly-underweight in these sectors.

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KEY SECTOR HOLDINGS

                                           PERCENT OF NET ASSETS
SECTOR                                    AS OF DECEMBER 31, 2002      TOP HOLDINGS
-------------------------------           -----------------------      ----------------------
Computer Software & Programming                     18.4%              Infosys Technologies,
                                                                          Satyam Computers

Petroleum Related                                   17.1%              Reliance Industries,
                                                                          Hindustan Petroleum

Finance                                             12.1%              State Bank of India,
                                                                          ICICI Bank

Consumer Non-Durables                               11.7%              Hindustan Lever,
                                                                          ITC Ltd.

Pharmaceuticals                                     10.2%              Ranbaxy Laboratories,
                                                                          Dr. Reddy's

Vehicles                                             6.0%              Tata Engineering,
                                                                          Bajaj Auto Ltd.

8
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                                                            THE INDIA FUND, INC.

COMPUTER SOFTWARE & PROGRAMMING

We believe the Indian information technology service industry has shown impressive resilience over the past two-and-a-half years, in spite of the sharp cutbacks in corporate information technology spending globally. Pricing pressure (and the attendant margin pressure), which had been one of the biggest negative trends over the past few years, has in our opinion recently shown signs of stabilizing. Meanwhile, as more multinational companies look to reduce operating expenses and optimize capital expenditures without compromising operations, we believe Indian information technology companies are proving themselves to be an unbeatable cost-value proposition. 15 We believe the sector's underlying fundamentals look extremely encouraging, with new customers being added, volumes being ramped up, and capacity utilization rates recovering sharply. One negative trend that the sector has never had to deal with in the past is the recent strengthening of the rupee, which negatively impacts export earnings. This is a minor issue, however and we believe it unlikely that the rupee's recent strength will be sustained. We remain positive on the long-term outlook for the Indian information technology sector.

INFOSYS TECHNOLOGIES, LTD. ("INFOSYS"), India's second largest software maker by market value, remains one of the Fund's largest holdings, representing 11.8% of the Fund's net assets. The company continues to execute ahead of its peers with a performance that underscores its strong fundamentals and high-quality management, as well as its excellent systems and processes. During 2002, offshore outsourcing accelerated sharply as customers strove to minimize costs, and Infosys lead the way in exploiting this trend. 16 As reported in its most recent quarterly earnings release, Infosys announced that for its third quarter, ended December 31, 2002, net profit rose 24% to Rs 2,563 million (from Rs 2,066 million in the year-earlier period), which was at the upper-end of management's forecast guidance. 17 With this result, Infosys has delivered three straight quarters of double-digit sequential volume growth. The company's per client revenue run-rate has also been continuously expanding.

SATYAM COMPUTER SERVICES ("SATYAM") is the Fund's second largest software company holding, representing 4.2% of the Fund's net assets. While Satyam management does not have quite the stellar reputation of Infosys, we believe the company is well run and like Infosys has been benefiting from a much improved business environment. Satyam has recently won a number of new contracts in the energy/utilities sector, while there are also signs that downward pricing pressure has bottomed out. 18 In its most recently released earnings statement, for the second fiscal quarter (three months ended September 30, 2002) net profit declined 11.9% year-on-year to Rs 1.18 billion from Rs 1.34 billion in the year earlier period. However, the company did see 9% quarter-on-quarter volume growth in the second quarter of fiscal 2003 as well as 7.6% revenue growth (from $96.6 million to $104 million), positive trends that are continuing. With the stabilization in pricing pressure and foreign exchange losses, the market consensus forecasts Satyam to register flat year-on-year earnings growth for its current fiscal year ending March 31, 2003. 19

----------
15 INDIA TECHNOLOGY,  JP Morgan, October 11, 2002
16 IT SERVICES,  Salomon Smith Barney,  September 13, 2002
17 INFOSYS 3Q03 RESULTS,  Credit Lyonnais  research, January 10, 2003
18 SATYAM: JOINING THE GROWTH BANDWAGON,, SSB research, October 25, 2002
19 SATYAM:  JOINING THE GROWTH  BANDWAGON,,  SSB research,  October 25, 2002

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THE INDIA FUND, INC.

PETROLEUM RELATED

By year-end 2002, approximately 17.1% of the Fund's holdings were in the petroleum-related sector. We believe 2002 will be remembered as a watershed year for the industry in terms of the progress seen in industry deregulation and privatization. As reported, on April 1, 2002 the government effectively ended a 26-year old monopoly by lifting price controls on retail fuels and allowing companies the freedom to import crude oil without government involvement. This was followed up in May with the government's sale of Indian Petroleum Corp (IPC) to Reliance Industries. Of course, the capstone of the deregulation/privatization drive in the oil and gas sector will be the completed privatization of the two state-owned oil refiners, 51%-held HPCL and 66%-held BPCL. Together, the two refine 40% of the 2 million barrels of oil India consumes per day. 20

Not surprisingly, the politically controversial sale of HPCL and BPCL was a stop-and-go process during 2002, a trajectory that we expect to continue during 2003. At the time of this writing, the government was reported to be debating whether the sale requires Parliamentary approval, which, if so, could conceivably delay the privatization again for several months. 21 Although the government's 21-party alliance does cause the approval process to be drawn-out and cumbersome, we believe that the privatization of HPCL and BPCL will eventually happen. Put simply, we believe the privatization of state-owned assets is the only way the government can raise enough money to relieve its crushing budget deficit, as well as accelerate the economy's growth rate to the targeted 8% per year over the next five years.

The largest holding in the petroleum related sector is RELIANCE INDUSTRIES LTD. ("RELIANCE"), representing 11.5% of the Fund's net assets. On October 31, 2002, the company announced that it had discovered a gas field off India's eastern coast that may yield as much as 7 trillion cubic feet of gas. This is India's largest gas finding in over three decades and boosts India's gas reserves by as much as 60%, according to Reliance Chairman, Mukesh Ambani. 22 In addition, in its most recent earnings announcement, for the second fiscal quarter ended September 30, 2002, Reliance reported that net profit rose 25% to Rs 10 billion from Rs 8 billion in the previous year's period. 23 The result was better than market consensus forecasts.

HINDUSTAN PETROLEUM CORP. LTD. ("HPCL") is the Fund's second-largest petroleum related holding, representing 3.9% of the Fund's net assets. As already mentioned, HPCL is scheduled to be the first state-owned oil refiner to be sold, when the government finally commences with privatizing both HPCL and BPCL. Since being granted the power to set their own retail fuel prices (with a few exceptions), both HPCL and BPCL raised prices several times during 2002 to keep them in line with rising international crude oil prices. 24 In addition, HPCL was paid past dues owed to it by the government for subsidizing cooking fuel, which helped boost profit. For its fiscal second quarter (three months ended September 30, 2002), HPCL's net profit reportedly more than tripled to Rs 4.56 billion from Rs 1.4 billion in the year-earlier period, as margins expanded dramatically under the new pricing regime. 25

----------
20 INDIA MAY FACE DELAY IN SALE OF OIL REFINERS,  Bloomberg,  January 8, 2003
21 INDIA IN REVIEW - DECEMBER 2002, Merrill Lynch research, January 3, 2003
22 RELIANCE 2ND QTR NET RISES; SHARES JUMP ON GAS FIND,  Bloomberg,  October 31,
   2002
23 RELIANCE 2ND QTR NET RISES; SHARES JUMP ON GAS FIND,  Bloomberg,  October 31,
   2002
24 HPCL 2ND QTR PROFIT  TRIPLES ON PRICES,  Bloomberg,  October 31, 2002
25 HPCL 2ND QTR PROFIT TRIPLES ON PRICES, Bloomberg, October 31, 2002

                                                            THE INDIA FUND, INC.

FINANCE

In our opinion, Indian banks saw both a strong operating environment and positive regulatory reform during 2002. As reported, banks have cut interest rates consistently over the past 12-18 months while at the same time focusing on the lucrative, fast-growing consumer loans environment, earning higher yields with lower defaults. Moreover, the growth outlook for banks remains favorable, with economic indicators strengthening and the consumer lending boom appearing more secular than cyclical. In addition, bank margins are reportedly stabilizing at current levels, as deposit rates prove stickier than lending rates.

In addition to the attractive operating environment, the government passed a few key progressive measures for the banks in 2002. The first measure, passed in February, raised the foreign ownership limit of Indian private banks to 49%. Although this has yet to spark the merger and acquisition boom that many analysts initially forecasted, we believe there is no doubt that the more liberal foreign ownership requirements will accelerate the industry's improving fundamentals.

An even more important piece of legislation was the Parliament's recent passage of the Securitization Bill (also known as the Foreclosure Bill) that dramatically strengthens a bank's powers to foreclose and liquidate assets of defaulting companies, allowing the bank to retrieve at least some of their money. The Bill is a huge positive development for Indian lenders, and it is expected to accelerate the pace of non-performing loan recovery, thereby allowing banks to increase their risk appetite, strengthen their balance sheets, and free up funds currently mired in asset quality problems. 26 It is no exaggeration, in our opinion, to say that this bill represents a tremendous, positive sea change for the industry.

Together STATE BANK OF INDIA ("SBI") and ICICI Bank account for about half of the Fund's 12.1% holding in the banking sector. SBI is the Fund's largest holding in the finance sector, representing 3.5% of the Fund's net assets. SBI is a government-owned entity with 9,000 outlets and 214,000 employees, controlling one-fifth of the banking business in India. Over the past 18 months, SBI has excelled at leveraging its large presence across the country to increase its retail lending. We believe management has also done a good job at slashing costs and avoiding a heavy reliance on trading income to boost its bottom line. 27 In its most recent earnings announcement, for the second fiscal quarter (three months ended September 30, 2002) net profit surged 34% to Rs 8.3 billion from Rs 6.2 billion in the year-earlier period. 28

ICICI BANK LTD. is a privately owned bank, which has been spending the past nine months digesting the merger between former parent company ICICI and ICICI Bank. ICICI is the Fund's second-largest holding in the finance sector, representing 3.2% of the Fund's net assets. Similar to SBI, we believe ICICI Bank will reap a huge windfall as a result of the government's recent passage of the Foreclosure Bill, as ICICI Bank also has a huge legacy of non-performing loans that it can now tackle much more aggressively in the new legal framework. 29 As reported in its most recent earnings result, for the second fiscal quarter (three months ended September 30, 2002), net earnings dropped

----------
26 INDIA EQUITY GUIDE - BANKS, SSB, September 13, 2002
27 INDIAN BANKS, Molital Oswal research, December 11, 2002
28 STATE BANK OF INDIA PROFIT RISES 34%; BEATS FORECAST, Bloomberg,  October 30,
   2002
29 INDIA EQUITY GUIDE - BANKS, SSB, September 13, 2002

THE INDIA FUND, INC.

12.5% to Rs 2.5 billion from Rs 3.2 billion in the year-earlier period. The merger cost impacted net interest margins during the period, a situation management stated would continue for 18 months, although there would be improvement in every quarter. 30

CONSUMER NON-DURABLES

In our opinion, India's consumer non-durables sector saw a challenging 2002, as a third straight year of below-average rainfall negatively impacted rural incomes while rising competitive pressures and commoditization of certain products also dampened industry profitability. 31 Nevertheless, top-quality companies, such as HINDUSTAN LEVER LTD. and ITC LTD., were able to weather the slowdown better than most rivals by concentrating their resources on their top-selling brands and discontinuing under-performing brands.

HINDUSTAN LEVER ("HLL") is the Fund's largest consumer non-durables holding, representing 7.3% of the Fund's net assets. As India's biggest consumer products company, HLL sells through one million shops in the country, with more than half its soaps and detergents sold in most of the country's 580,000 villages. As reported in its most recent earnings announcement, HLL's fiscal third quarter profit (three months ended September 30, 2002) rose 3.5% to Rs 4.1 billion from Rs 3.99 billion in the year-earlier period. However, reflecting the difficult environment, sales reportedly declined for the third straight quarter, dropping 7.2% to Rs 23.6 billion from Rs 25.5 billion in the year earlier period. 32

ITC  LTD.  ("ITC")  is  the  Fund's  second-largest   holding  in  this  sector,
representing 3.7% of the Fund's net assets. ITC is also India's biggest cigarette maker and 32% owned by British American Tobacco, Ltd, has seen more resilient demand, in no small part due to the higher demand inelasticity of cigarettes. As a result of this, ITC has been able to raise prices, especially of its premium brands, while also boosting sales of its lower-end brands. As reported in its most recent earnings announcement, ITC's second quarter fiscal year profit (three months ending September 30, 2002) rose 12.4% to Rs 3.8 billion from Rs 3.39 billion in the year earlier period. 33

PHARMACEUTICALS

The pharmaceutical sector now accounts for 10.2% of the Fund's holdings. Driven by steady growth in the domestic market and exciting growth opportunities in the export/generic markets, we believe Indian pharmaceutical companies are likely to continue showing solid performance over the coming years. In our opinion there still remains immense scope for exports, especially to the U.S., where the regulatory authority, the Food & Drug Administration ("FDA") has recently issued rulings increasingly favorable to the generic drug industry. 34 Similar to the Information Technology and Software industry, we believe Pharmaceuticals is an industry where India holds key competitive advantages, most notably, a large, low-cost pool of talented scientists and a huge domestic market.

----------
30 ICICI BANK 2ND-QTR  PROFIT  CRIMPED BY MERGER COSTS,  Bloomberg,  October 31,
   2002
31 CONSUMER - INDIA, Goldman Sachs, December 17, 2002
32 HINDUSTAN LEVER 3RD-QTR NET RISES 3.5%, SALES DROP 7%, Bloomberg, October 25,
   2002
33 ITC 2ND-QTR PROFIT RISES 12% ON HIGHER SALES, Bloomberg, October 24, 2002
34 INDIA EQUITY GUIDE - PHARMACEUTICALS, SSB, September 13, 2002

                                                            THE INDIA FUND, INC.

RANBAXY LABORATORIES LTD. ("RANBAXY") is India's largest pharmaceutical company measured by sales. Ranbaxy is also the Fund's largest holding in the pharmaceuticals sector, representing 5.8% of the Fund's net assets. The company's international business (its products are sold in over 70 countries) should be the key growth driver over the medium term. While the U.S. market is the most important in terms of sales and profits, Europe and Latin America are showing high growth rates as well, albeit, from a low base. In the U.S., currently about 30 products are waiting for FDA approval, we believe putting Ranbaxy in good stead for 2003. In its most recent earnings release, for the fiscal third quarter (three months ended September 30, 2002), net profit surged 79% to Rs 1.6 billion from Rs 891 million in the year earlier period, driven in large part by sales of its version of GlaxoSmithKline Plc's antibiotic Ceftin. 35

DR. REDDY'S LABORATORIES LTD. is the Fund's second-largest holding in the pharmaceuticals sector, representing 3.0% of the Fund's net assets. It continues to build its international business and remains committed to research and development. Management's ultimate objective is to become a discovery-led global pharmaceutical company. In its most recent earnings announcement, fiscal second quarter earnings (three months ended September 30, 2002) declined 31% to Rs 992 million from Rs 1.4 billion rupees in the year earlier period. The sharp fall was mainly a result of the expiration in the U.S. of the exclusive marketing period for its Prozac antidepressant copy, Fluoxetine. 36

VEHICLES

The Fund maintains an overweight position relative to the benchmark index in motor vehicles, with the largest holding being TATA ENGINEERING AND LOCOMOTIVE COMPANY LTD. ("TATA ENGINEERING"). Automobile sales in India have been in a cyclical recovery for the past 12-15 months, which is expected to continue during 2003. We believe sales growth is also being aided by positive structural factors such as improved availability of consumer financing, as well as replacement demand for commercial vehicles.

Tata Engineering, is the Fund's largest motor vehicle holding, representing 1.7% of the Fund's net assets, is a credible turnaround story with management's cost reduction efforts expected to continue paying off. As reported in its most recent earnings release for its fiscal second quarter (three months ended September 30, 2002), net profit registered Rs 588 million compared with a year earlier loss of Rs 618 million. Sales reportedly surged 25% to Rs 25.7 million versus Rs 20.6 million previously. 37

BAJAJ AUTO LTD. ("BAJAJ AUTO") is the Fund's second-largest holding in the vehicles sector. It represents 1.6% of the Fund's net assets. Bajaj Auto is India's second-largest two-wheeler company. The corporation has also been reportedly undergoing a corporate restructuring, slashing costs and boosting production to compete with its bigger rival, Hero Honda. We believe management's efforts have started to bear fruit. As reported in its most recent earnings release, for its fiscal third quarter (three months ended December 31, 2002), net profit surged 24% to Rs 1.3 billion, versus 1.08 billion in the year-earlier period. 38

----------
35 RANBAXY'S  PROFIT ROSE 79% IN 3RD QTR ON U.S. SALES,  Bloomberg,  October 16,
   2002
36 INDIA'S DR. REDDY'S 2ND-QTR PROFIT DROPS 31%, Bloomberg, October 24, 2002
37 TATA ENGINEERING POSTS 2ND-QTR NET OF 588 MLN RUPEES, Bloomberg,  October 30,
   2002
38 Bajaj Auto 3rd-Qtr Profit Rises 24% on  Motorcycles,  Bloomberg,  January 15,
   2003

THE INDIA FUND, INC.

OUTLOOK

Looking at 2003, we find plenty of reasons to be bullish on Indian equities. We believe corporate fundamentals are the best they have been in a decade, with free cash flows turning significantly positive, and still rising. Return on equity (ROE) is high for most stocks, with Corporate India's average ROE at 18% and sustaining. Balance sheets also reveal low leverage, with net corporate gearing also at approximately 18%. 39 In comparison to the rest of Asia, we believe the overall quality of public-listed Indian companies is demonstrably superior.

On the macroeconomic front, India has been enjoying an industrial recovery that we fully expect to sustain through 2003 - notwithstanding the recent weak monsoon. And although consumer credit is booming, it still remains under 3% of GDP, which is far below the level in other Asian countries. 40 We believe ample liquidity, the change in mindset of the banks (triggered in large part by the new foreclosure law), and a continuing stable, low interest rate regime should make consumer credit a major growth driver in India for years to come.

In our opinion, the seminal issue for Indian equities will be the outlook for its economic reform measures, i.e., the privatization program and further industry deregulation. We believe it is no exaggeration to say that the government's progress on economic reforms will be the make-or-break factor for both the economy and the equity market. It is important for investors to realize, too, that tied in with the outlook for reforms and privatization is the towering budget deficit. The two issues are arguably different sides of the same coin. In our opinion, the only way the government can effectively control its budget deficit (combined state and federal deficit is currently estimated at 10% of GDP) is: (1) to sell off inefficient, money-draining state-owned assets; and
(2) to deregulate industries further. Deregulation will, in our opinion, do away with the massive government subsidies and corruption that are draining the treasury and hindering the growth of the economy. On the corporate level, we believe Indian managements have clearly been able to show their capability when the government is able to clear up macroeconomic distortions and simply get out of the way to let market forces take over.

We firmly believe that the government's reform/privatization efforts will see further progress in 2003, a key factor underpinning our bullish stance on the Indian market in the current year.

Punita Kumar-Sinha

/s/  PUNITA KUMAR-SINHA
Portfolio Manager
January 14, 2003

----------
39 INDIA EQUITY GUIDE - INVESTMENT SUMMARY, SSB, September 13, 2002
40 INDIA DELIVERS THE FINANCIAL GOODS, Far Eastern Economic Review, December 12,
   2002

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------

CHANGE IN INVESTMENT POLICY

On April 30, 2002, the Board of Directors of the Fund approved a change to the Fund's investment policies in connection with new Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of the value of its assets in equity securities of Indian Companies (as defined in the Fund's prospectus.) Previously, the Fund's investment policies stated that the Fund would invest at least 65% of the value of its assets in such securities. The Board also adopted a policy to provide the stockholders of the Fund with 60 days' notice of any change to the investment policy adopted if such notice is required by Rule 35d-1.

TENDER OFFER

The Fund conducted a tender offer during the third quarter of 2002 for up to 10% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share at the termination of the tender offer. The tender offer commenced on August 30, 2002 and expired on September 27, 2002. In connection with the tender offer, the Fund purchased 3,063,433 shares of capital stock at a total cost of $33,305,126, including expenses of $97,512.

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund has authorized the Fund to repurchase from time to time in the open market up to 4,000,000 shares of the Fund's common stock at such times and in such amounts as management believes will enhance shareholders value, subject to review by the Fund's Board of Directors. During the year ended December 31, 2002, the Fund repurchased a total of 89,000 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note E to the Financial Statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

--------------------------------------------------------------------------------

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002
SCHEDULE OF INVESTMENTS

INDIA (100% OF HOLDINGS)
COMMON STOCKS (99.26% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------
                  CEMENT                                     1.55%
  1,565,008       Associated Cement Companies Ltd ................        $  4,563,088      $  5,388,589
        700       Gujarat Ambuja Cements Ltd .....................               2,705             2,385
     47,840       Panyam Cements and Mineral Industries Ltd*+ ....             481,083            35,758
                                                                          ------------      ------------
                                                                             5,046,876         5,426,732
                                                                          ------------      ------------
                  CHEMICALS                                  0.60%
    504,500       Gujarat Alkalies & Chemicals Ltd+ ..............             341,908           313,537
  1,657,800       Indo Gulf Corporation Ltd ......................           1,727,495         1,775,350
                                                                          ------------      ------------
                                                                             2,069,403         2,088,887
                                                                          ------------      ------------
                  COMPUTER HARDWARE                          2.04%
    473,601       Digital Globalsoft Ltd .........................           5,143,020         6,207,187
    287,403       Moser-Baer India Ltd ...........................           1,782,053           924,245
                                                                          ------------      ------------
                                                                             6,925,073         7,131,432
                                                                          ------------      ------------
                  COMPUTER SOFTWARE & PROGRAMMING           18.49%
    850,030       HCL Technologies Ltd ...........................           4,425,544         3,307,938
    416,458       Infosys Technologies Ltd .......................           3,292,099        41,438,665
     55,849       Mphasis BFL Ltd ................................             658,309           834,416
     83,250       Polaris Software Lab Ltd .......................             362,861           312,340
  2,528,629       Satyam Computer Services Ltd ...................           1,471,874        14,654,977
      1,300       Silverline Technologies Ltd+ ...................               4,371               614
    118,150       Wipro Ltd ......................................           3,871,441         4,017,963
                                                                          ------------      ------------
                                                                            14,086,499        64,566,913
                                                                          ------------      ------------
                  COMPUTER TRAINING                          0.61%
    544,440       NIIT Ltd .......................................           4,009,437         2,126,098
                                                                          ------------      ------------
                                                                             4,009,437         2,126,098
                                                                          ------------      ------------
                  CONSUMER MISCELLANEOUS                     1.41%
  2,428,700       Zee Telefilms Ltd ..............................          12,591,404         4,938,442
                                                                          ------------      ------------
                                                                            12,591,404         4,938,442

16

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002
SCHEDULE OF INVESTMENTS (CONTINUED)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  CONSUMER NON-DURABLES                     11.71%
    179,567       Godfrey Philips India Ltd ......................        $  3,109,433      $  1,274,008
    470,799       Godrej Consumer Products Ltd ...................             991,812           925,398
  6,799,951       Hindustan Lever Ltd ............................          25,641,961        25,774,585
    936,851       ITC Ltd ........................................          16,379,501        12,902,952
                                                                          ------------      ------------
                                                                            46,122,707        40,876,943
                                                                          ------------      ------------
                  DIVERSIFIED INDUSTRIES                     3.09%
    721,502       Grasim Industries Ltd ..........................           5,469,830         4,743,557
    135,870       Gujarat Gas Company Ltd ........................           1,618,157         1,331,781
    209,500       Hinduja TMT Ltd ................................           1,388,956         1,217,459
      1,744       Indian Rayon and Industries Ltd ................               6,451             3,421
    591,831       Larsen & Toubro Ltd ............................           3,960,462         2,635,778
    402,008       Raymond Ltd ....................................             859,901           855,158
                                                                          ------------      ------------
                                                                            13,303,757        10,787,154
                                                                          ------------      ------------
                  ELECTRICITY                                0.00%
          4       CESC Ltd+ ......................................                  29                 2
        150       Tata Power Company Ltd .........................                 357               349
                                                                          ------------      ------------
                                                                                   386               351
                                                                          ------------      ------------
                  ELECTRONICS & ELECTRICAL EQUIPMENT         2.79%
        723       Alstom Projects India Ltd+ .....................               1,213               772
    120,100       Bharat Electronics Ltd .........................             456,301           437,444
  2,280,963       Bharat Heavy Electricals Ltd ...................           8,261,993         8,210,517
  1,083,600       Crompton Greaves Ltd+ ..........................           1,084,792         1,076,821
                                                                          ------------      ------------
                                                                             9,804,299         9,725,554
                                                                          ------------      ------------
                  ENGINEERING                                1.06%
    495,426       Asea Brown Boveri Ltd ..........................           5,551,958         2,569,087
    378,200       Thermax India Ltd ..............................           1,041,255         1,116,065
                                                                          ------------      ------------
                                                                             6,593,213         3,685,152
                                                                          ------------      ------------

                                                                              17

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  EXTRACTIVE INDUSTRIES                      2.95%
     68,985       Gujarat Mineral Development Corporation Ltd ....        $    138,073      $    135,236
    314,355       Hindalco Industries Ltd ........................           5,018,811         3,844,048
  1,097,828       National Aluminium Company Ltd .................           1,367,895         2,120,102
    576,800       Oil and Natural Gas Corporation Ltd ............           4,380,395         4,207,814
        600       Sesa Goa Ltd ...................................               4,568               860
                                                                          ------------      ------------
                                                                            10,909,742        10,308,060
                                                                          ------------      ------------
                  FERTILIZERS                                0.16%
    876,945       Gujarat Narmada Valley Fertilizers Company Ltd .             542,545           572,438
        700       Nagarjuna Fertilizers and Chemicals Ltd+ .......                 764                87
         50       Southern Petrochemical Industries
                    Corporation Ltd+ .............................                  43                 7
                                                                          ------------      ------------
                                                                               543,352           572,532
                                                                          ------------      ------------
                  FINANCE                                   12.11%
    272,550       Bank of Baroda .................................             268,702           434,545
  1,228,260       Bank of Punjab Ltd .............................             412,475           370,143
    477,675       Corporation Bank ...............................           1,294,451         1,223,824
    286,600       Federal Bank Ltd ...............................             539,006           525,085
  1,424,562       HDFC Bank Ltd ..................................           6,612,558         6,506,343
     26,100       HDFC Bank Ltd ADR ..............................             367,443           351,306
    992,410       Housing Development Finance Corporation Ltd ....           6,795,728         7,413,584
  3,758,721       ICICI Bank Ltd .................................          10,074,379        11,017,484
     31,125       ICICI Bank Ltd ADR .............................             187,746           202,312
  1,884,938       IDBI Bank Ltd ..................................           1,113,886         1,027,970
    200,000       ING Vysya Bank Ltd .............................           1,071,855         1,049,218
      2,200       Oriental Bank of Commerce ......................               2,008             2,280
  1,828,933       State Bank of India ............................           7,752,803        10,780,981
     98,000       State Bank of India GDR ........................           1,117,250         1,372,000
                                                                          ------------      ------------
                                                                            37,610,290        42,277,075
                                                                          ------------      ------------
                  FOOD                                       0.20%
     63,588       Nestle India Ltd ...............................             696,010           694,031
         50       Tata Tea Ltd ...................................                 179               181
        276       United Breweries Holdings Ltd+ .................               1,110               175
        184       United Breweries Ltd+ ..........................               1,118               435
                                                                          ------------      ------------
                                                                               698,417           694,822
                                                                          ------------      ------------

18

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  HOTELS & LEISURE                           0.00%
         21       Indian Hotels Company Ltd ......................        $        343      $         83
                                                                          ------------      ------------
                                                                                   343                83
                                                                          ------------      ------------
                  HOUSEHOLD APPLIANCES                       0.00%
        400       Phil Corporation Ltd+ ..........................               1,093                58
        200       Samtel Color Ltd ...............................                 395               149
        450       Videocon Appliances Ltd+ .......................               2,629               101
        194       Videocon International Ltd+ ....................                 174               126
                                                                          ------------      ------------
                                                                                 4,291               434
                                                                          ------------      ------------
                  MEDIA                                      1.06%
  1,145,200       Balaji Telefilms Ltd ...........................           2,058,027         2,031,268
    376,000       ETC Networks Ltd+ ..............................             376,191           571,253
    550,000       Pritish Nandy Communications Ltd ...............           2,152,749           294,213
    393,259       Sri Adhikari Brothers Television Network Ltd ...           1,263,903           775,856
    250,000       Vans Information Ltd+ ..........................             573,395            26,069
                                                                          ------------      ------------
                                                                             6,424,265         3,698,659
                                                                          ------------      ------------
                  PACKAGING                                  0.01%
     12,133       Essel Propack Ltd ..............................              62,600            49,076
                                                                          ------------      ------------
                                                                                62,600            49,076
                                                                          ------------      ------------
                  PETROLEUM RELATED                         17.14%
    773,753       Bharat Petroleum Corporation Ltd ...............           3,630,538         3,497,622
      2,700       Chennai Petroleum Corporation Ltd ..............               3,200             1,540
  2,270,328       Hindustan Petroleum Corporation Ltd ............          12,482,694        13,633,808
    374,960       Indian Oil Corporation Ltd .....................           1,763,015         1,863,462
        524       Indian Petrochemicals Corporation Ltd ..........               1,112               863
     32,000       Niko Resources Ltd ADR .........................             463,956           524,864
  6,441,287       Reliance Industries Ltd ........................          31,891,188        39,991,064
     25,000       Reliance Industries Ltd 144A GDR ...............             247,500           312,500
                                                                          ------------      ------------
                                                                            50,483,203        59,825,723
                                                                          ------------      ------------


                                                                              19


THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  PHARMACEUTICALS                           10.25%
    184,576       Cipla Ltd ......................................        $  2,335,157      $  3,461,907
    557,158       Dr. Reddy's Laboratories Ltd ...................           3,620,353        10,436,112
      7,000       Dr. Reddy's Laboratories Ltd ADR ...............             150,918           135,310
        405       Glaxosmithkline Pharmaceuticals Ltd ............               3,165             2,581
        100       IPCA Laboratories Ltd ..........................                 309               377
        219       Nicholas Piramal Ltd ...........................               2,326             1,115
        100       Orchid Chemicals & Pharmaceuticals Ltd .........                 339               163
  1,641,705       Ranbaxy Laboratories Ltd .......................          11,326,139        20,311,610
    114,800       Sun Pharmaceutical Industries Ltd ..............             461,858         1,429,314
                                                                          ------------      ------------
                                                                            17,900,564        35,778,489
                                                                          ------------      ------------
                  RETAIL STORES                              0.48%
    487,556       Pantaloon Retail India Ltd+ ....................             474,246           548,564
  1,138,000       SB&T International Ltd .........................             787,677           821,164
     81,600       Trent Ltd ......................................             273,103           289,557
                                                                          ------------      ------------
                                                                             1,535,026         1,659,285
                                                                          ------------      ------------
                  STEEL                                      1.79%
  2,180,279       Steel Authority of India Ltd+ ..................             490,390           466,066
  1,830,616       Tata Iron and Steel Company Ltd ................           5,737,616         5,783,908
                                                                          ------------      ------------
                                                                             6,228,006         6,249,974
                                                                          ------------      ------------
                  TELECOMMUNICATIONS                         1.67%
  2,947,237       Mahanagar Telephone Nigam Ltd ..................          10,011,322         5,829,937
                                                                          ------------      ------------
                                                                            10,011,322         5,829,937
                                                                          ------------      ------------
                  TELECOMMUNICATIONS EQUIPMENT               0.81%
    179,300       GTL Ltd ........................................             353,275           357,852
        100       Himachal Futuristic Communications Ltd+ ........                 168                80
    775,250       ITI Ltd ........................................             501,148           350,843
  1,267,600       Shyam Telecom Ltd+ .............................           8,621,487         1,609,945
    372,068       Sterlite Optical Technologies Ltd+ .............             764,146           494,668
                                                                          ------------      ------------
                                                                            10,240,224         2,813,388
                                                                          ------------      ------------

20


                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002
SCHEDULE OF INVESTMENTS (continued)

COMMON STOCKS (continued)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

                  TEXTILES - COTTON                          0.00%
         36       Arvind Mills Ltd+ ..............................        $        133      $         17
                                                                          ------------      ------------
                                                                                   133                17
                                                                          ------------      ------------
                  TRANSPORTATION                             1.14%
    793,451       Container Corporation of India Ltd .............           4,187,519         3,797,645
    174,900       South East Asia Marine Engineering and
                    Construction Ltd+ ............................           1,132,008           176,906
                                                                          ------------      ------------
                                                                             5,319,527         3,974,551
                                                                          ------------      ------------
                  VEHICLE COMPONENTS                         0.13%
        125       FAG Bearings (India) Ltd .......................                 335               142
    118,000       Swaraj Engines Ltd .............................           1,298,970           467,940
                                                                          ------------      ------------
                                                                             1,299,305           468,082
                                                                          ------------      ------------
                  VEHICLES                                   6.01%
  1,374,090       Ashok Leyland Ltd ..............................           3,074,780         2,841,315
    521,035       Bajaj Auto Ltd .................................           4,241,984         5,458,101
    907,437       Hero Honda Motors Ltd ..........................           3,299,153         5,136,151
        600       Hindustan Motors Ltd+ ..........................                 467               125
    623,989       Mahindra & Mahindra Ltd ........................           1,897,349         1,466,602
  1,792,158       Tata Engineering and Locomotive Company Ltd+ ...           4,020,570         6,030,548
     41,527       Tata Engineering and Locomotive Company Ltd -
                    Warrants Expire 9/30/04+ .....................                   0            46,334
                                                                          ------------      ------------
                                                                            16,534,303        20,979,176
                                                                          ------------      ------------

                  TOTAL COMMON STOCKS ............................         296,357,967       346,533,021
                                                                          ------------      ------------
PREFERRED STOCK (0.00% of holdings)
                  PHARMACEUTICALS
    884,000       Sun Pharmaceutical Industries Ltd
                    Preference Shares+ ...........................                   0            20,279
                                                                          ------------      ------------

                  TOTAL PREFERRED STOCK ..........................                   0            20,279
                                                                          ------------      ------------

                                                                              21

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002
SCHEDULE OF INVESTMENTS (concluded)

SHORT-TERM INVESTMENTS (0.74% of holdings)

NUMBER                                                     PERCENT OF
OF SHARES         SECURITY                                 HOLDINGS           COST              VALUE
--------------------------------------------------------------------------------------------------------

  2,421,806       HDFC Liquid Fund+ ..............................        $    591,474      $    599,264
  2,409,158       Prudential ICICI Liquid Plan+ ..................             724,788           736,665
  3,266,586       Standard Chartered Grindlays Cash Fund+ ........             747,608           756,138
  1,917,532       Zurich India Liquidity Fund+ ...................             491,029           493,588
                                                                          ------------      ------------
                                                                             2,554,899         2,585,655
                                                                          ------------      ------------
                  TOTAL SHORT-TERM INVESTMENTS ...................           2,554,899         2,585,655
                                                                          ------------      ------------
                  TOTAL INDIA ....................................         298,912,866       349,138,955
                                                                          ------------      ------------
                  TOTAL INVESTMENTS** ..................... 100.00%       $298,912,866      $349,138,955
                                                                          ============      ============

----------
FOOTNOTES AND ABBREVIATIONS
              ADR - American Depository Receipts
              GDR - Global Depository Receipts

           +  Non-income producing security.
           * At fair value as determined under the supervision of the Board of Directors.
           ** Aggregate cost for Federal income tax purposes is $303,262,003.
              The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                      Excess of value over tax cost                 $ 91,603,732
                      Excess of tax cost over value                  (45,726,780)
                                                                    ------------
                                                                    $ 45,876,952
                                                                    ============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments, at value (Cost $298,912,866) ...............................    $349,138,955
Cash (including Indian Rupees of $2,566,669 with a cost of $2,565,600) ..       4,205,768
Receivables:
     Dividends and reclaims of excess taxes withheld ....................         394,455
     Interest ...........................................................             391
     Securities sold ....................................................         308,589
Prepaid expenses ........................................................         145,710
                                                                             ------------

                  TOTAL ASSETS ..........................................     354,193,868
                                                                             ------------
LIABILITIES
Payable for securities purchased ........................................         119,175
Distribution payable ....................................................       2,343,527
Due to Investment Manager ...............................................         321,933
Due to Administrator ....................................................          61,033
Accrued expenses ........................................................         509,820
                                                                             ------------

                  TOTAL LIABILITIES .....................................       3,355,488
                                                                             ------------

                  NET ASSETS ............................................    $350,838,380
                                                                             ============


                  NET ASSET VALUE PER SHARE ($350,838,380/27,570,900
                  SHARES ISSUED AND OUTSTANDING) ........................    $      12.72
                                                                             ============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) ....................................    $     34,007
Paid-in capital .........................................................     460,635,809
Cost of 6,436,233 shares repurchased ....................................     (75,640,440)
Overdistribution of net investment income ...............................        (277,954)
Accumulated net realized loss on investments ............................     (84,025,823)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities
     denominated in foreign currency ....................................      50,112,781
                                                                             ------------

                  NET ASSETS ............................................    $350,838,380
                                                                             ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

                                                              FOR THE YEAR ENDED
STATEMENT OF OPERATIONS                                        DECEMBER 31, 2002

INVESTMENT INCOME
Dividends (net of Indian taxes withheld of $1,115,235) .........................    $ 8,710,745
                                                                                    -----------
                  TOTAL INVESTMENT INCOME ......................................      8,710,745
                                                                                    -----------
EXPENSES
Management fees ...................................................   $4,021,761
Custodian fees ....................................................      823,096
Administration fees ...............................................      754,942
Legal fees ........................................................      199,560
Insurance .........................................................      158,972
Audit fees ........................................................      127,206
Transfer agent fees ...............................................       58,578
Directors' fees ...................................................       48,885
Printing ..........................................................       44,051
NYSE fees .........................................................       33,248
ICI fees ..........................................................       14,619
Miscellaneous expenses ............................................       55,024
                                                                       ---------
                  TOTAL EXPENSES ...............................................      6,339,942
                                                                                    -----------
                  NET INVESTMENT INCOME ........................................      2,370,803
                                                                                    -----------
NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS) ON  INVESTMENTS,  FOREIGN  CURRENCY
HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES  DENOMINATED IN FOREIGN
CURRENCY:
Net realized loss on:
     Security transactions .....................................................    (12,554,775)
     Foreign currency related transactions .....................................       (137,200)
                                                                                    -----------
                                                                                    (12,691,975)
Net  change in unrealized appreciation in value of investments, foreign currency holdings and  translation  of other assets and  liabilities  denominated in
     foreign currency ..........................................................     31,237,020
                                                                                    -----------
Net realized and unrealized gain on investments, foreign currency holdings and
     translation of other assets and liabilities denominated in foreign currency     18,545,045
                                                                                    -----------

Net increase in net assets resulting from operations ...........................    $20,915,848
                                                                                    ===========

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR        FOR THE YEAR
                                                                              ENDED               ENDED
                                                                        DECEMBER 31, 2002   DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income .................................................    $  2,370,803      $   2,270,894

Net realized loss on investments and foreign currency
     related transactions .............................................     (12,691,975)       (26,293,962)

Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of
     other assets and liabilities denominated in foreign currency .....      31,237,020       (107,009,155)
                                                                           ------------      -------------

Net increase (decrease) in net assets resulting from operations .......      20,915,848       (131,032,223)
                                                                           ------------      -------------

DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.085 and $0.07 per share respectively) .......      (2,343,527)        (2,150,634)
                                                                           ------------      -------------
Decrease in net assets resulting from distributions ...................      (2,343,527)        (2,150,634)
                                                                           ------------      -------------

CAPITAL SHARE TRANSACTIONS
Shares repurchased under Stock Repurchase Plan
     (89,000 shares and 480,000 shares respectively) ..................        (920,118)        (5,095,214)
Shares repurchased under Tender Offer
     (3,063,433 shares), including expenses of $97,512 ................     (33,305,126)                --
                                                                           ------------      -------------

Net decrease in net assets resulting from capital share transactions ..     (34,225,244)        (5,095,214)
                                                                           ------------      -------------

Total decrease in net assets ..........................................     (15,652,923)      (138,278,071)

NET ASSETS
Beginning of year .....................................................     366,491,303        504,769,374
                                                                           ------------      -------------

End of year ...........................................................    $350,838,380      $ 366,491,303
                                                                           ============      =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            FOR THE YEAR        FOR THE YEAR        FOR THE YEAR     FOR THE YEAR    FOR THE YEAR
                                               ENDED                ENDED               ENDED            ENDED           ENDED
                                            DEC. 31, 2002       DEC. 31, 2001       DEC. 31, 2000    DEC. 31, 1999   DEC. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .....      $  11.93           $  16.18             $  23.21         $   8.85        $   8.11
                                              --------           --------             --------         --------        --------
Net investment income (loss) ...........          0.09               0.07                (0.16)           (0.10)          (0.03)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency .................          0.76              (4.29)               (7.27)           14.36            0.77
                                              --------           --------             --------         --------        --------
Net increase (decrease) from
   investment operations ...............          0.85              (4.22)               (7.43)           14.26            0.74
                                              --------           --------             --------         --------        --------
Less: Dividends and Distributions
   Dividends from net investment
     income ............................         (0.09)             (0.07)                  --               --              --
                                              --------             ------               ------           ------        --------
Total dividends and distributions ......         (0.09)             (0.07)                  --               --              --
                                              --------           --------             --------         --------        --------
Capital share transactions
Anti-dilutive effect of Share
   Repurchase Program ..................          0.01               0.04                 0.40             0.10              --
Anti-dilutive effect of
   Tender Offer ........................          0.02                 --                   --               --              --
                                              --------           --------             --------         --------        --------
Total capital share transactions .......          0.03               0.04                 0.40             0.10              --
                                              --------           --------             --------         --------        --------
Net asset value, end of period .........      $  12.72           $  11.93             $  16.18         $  23.21        $   8.85
                                              ========           ========             ========         ========        ========

Per share market value, end of year ....      $10.5900           $ 9.5000             $12.0625         $16.7500        $ 6.3125

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE* ....................         12.36%            (20.69)%             (27.99)%         165.35%         (14.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000s) ......      $350,838           $366,491             $504,769         $768,948        $300,523
Ratios of expenses to average net assets          1.73%              1.70%                1.59%            1.84%           2.03%
Ratios of net investment income
   (loss) to average net assets ........          0.65%              0.57%               (0.75)%          (0.68)%         (0.34)%
Portfolio turnover .....................         39.36%             16.06%               19.24%           18.65%          28.85%


See page 23 for footnotes.

                                                            THE INDIA FUND, INC.


FINANCIAL HIGHLIGHTS (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.


See accompanying notes to financial statements.

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002
NOTES TO FINANCIAL STATEMENTS

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

    (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

   (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $35,758 (0.01% of net assets) at December 31, 2002, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

TAX STATUS. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during year ended December 31, 2002:

Ordinary income ......................................................................................  $   2,343,527
                                                                                                        =============

At December 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Currently Distributable Ordinary Income .................................   $          0
Plus/Less: Cumulative Timing Differences ................................       (277,954)
                                                                            ------------
Accumulated net investment loss ......................................................................  $    (277,954)
                                                                                                        -------------
Tax basis capital loss carryover ........................................   $(76,658,179)
Plus/Less: Cumulative Timing Differences ................................     (3,018,507)
                                                                            ------------
Accumulated capital loss .............................................................................    (79,676,686)
                                                                                                        -------------

Book unrealized foreign exchange loss ................................................................       (113,308)
                                                                                                        -------------

Book unrealized appreciation ............................................   $ 50,226,089
Plus/Less: Cumulative Timing Differences ................................     (4,349,137)
                                                                            ------------
Unrealized appreciation ..............................................................................     45,876,952
                                                                                                        -------------
Net assets (excluding paid in capital)                                                                  $ (34,190,996)
                                                                                                        =============

The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales and a dividend overdistribution. The cumulative timing difference for the capital loss carryover is due to Post October Losses.

Net Asset Value ......................................................................................  $ 350,838,380
Paid in Capital ......................................................................................   (385,029,376)
                                                                                                        -------------
Net assets (excluding paid in capital) ...............................................................  $ (34,190,996)
                                                                                                        =============


THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2002, the Fund had a capital loss carryover of $76,658,179 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $9,970,780 will expire in 2005, $34,828,858 will expire in 2006,
$20,935,877 will expire in 2009 and $10,922,664 will expire in 2010.

The Fund's realized capital losses incurred after October 31, 2002, but before December 31, 2002, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized capital losses of $3,018,507.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 2002, the Fund reclassified $137,200 from accumulated net realized loss on investments to overdistribution of net investment income as a result of permanent book and tax differences relating primarily to realized foreign currency losses. Net investment income and net assets were not affected by the reclassifications.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Imperial Investment Advisors Private Limited ("Imperial"), an Indian company and subsidiary of CIBC WM and Advantage India, Inc., serves since May 1, 2002 as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). From August 1, 2001 to April 30, 2002, Advantage India, Inc. served as the Fund's Country Adviser under similar terms. Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser provides statistical and factual information and research regarding economic, political factors and investment opportunities in India to the Investment Manager. For their services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager a fee to be agreed upon by the Investment Manager and the Country Adviser from time to time. For the year ended December 31, 2002, fees earned by the Investment Manager amounted to $4,021,761.

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce ("CIBC"), serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 2002, these fees amounted to $731,229. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2002, fees and expenses of the Mauritius Administrator amounted to $23,713. At December 31, 2002, CIBC WM owned 7,133 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $139,894,122 and $177,636,120 respectively, for the year ended December 31, 2002.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "tax treaty" or "treaty"). To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002. During the period June 1, 1997 through March 31, 2002, dividend income from domestic companies was exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21% (20% prior to April 1, 2002).

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

In March 2000, the Indian tax authorities issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 which denied the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20%, instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" its position on Indian taxation under the tax treaty between India and Mauritius that, wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 and in absence of a rectification order from the assessing officer, filed an appeal against the March 2000 Assessment Order with the Indian tax authorities. Hearings on the appeal were scheduled in which the Fund made submissions to the Indian tax authorities, however, the hearings were adjourned by Indian tax authorities, each time without a decision.

Previously, however, an Indian public interest group had initiated litigation in the Indian courts challenging Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, passed an order invalidating Circular 789. The history of past assessments by the Indian tax authorities (prior to issuance of Circular 789) and the arguments made in the recent Delhi High Court ruling suggest that the Indian tax authorities may adopt an aggressive position and investigate the taxability of Mauritius based funds, i.e., the Indian tax authorities may look beyond the tax residency certificate issued by Mauritius tax authorities to Mauritius based funds. The Indian tax authorities may also seek to reopen previously completed assessments of the Fund's Indian income tax returns and deny the benefits of the tax treaty between India and Mauritius to the Fund. During the period the public interest litigation was pending with the high courts in India, the Indian tax authorities were generally allowing the benefits of the tax treaty between India and Mauritius to Mauritius based funds relying on Circular 789, however, the assessment orders issued were conditional upon the outcome of the public interest litigation.

To the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the prior sale of securities, which are currently at the rates of 10.5% on long-term capital gains and 31.5% on short-term capital gains (10% and 30%, respectively, prior to April 1, 2002). Further, the Fund, if the treaty benefits are denied, would be subject to tax on dividend income earned by the Fund prior to June 1, 1997 and subsequent to March 31, 2002, at a higher rate, which is currently 21% (20% prior to April 1, 2002), instead of 15%.

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, for the fiscal years for which the assessment of the Fund's Indian tax returns has been completed, the Indian tax authorities have denied the carryforward of realized capital losses incurred by the Fund in such fiscal years on the grounds that the Fund was not subject to taxes on realized capital gains in India due to the application of the benefits of the tax treaty between India and Mauritius to the Fund. Therefore, the Fund may not, in a year in which it has net realized capital gains and the benefits of the tax treaty between India and Mauritius are denied by the Indian tax authorities, be able to offset capital losses realized in previous years.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

Although management of the Fund expects to obtain the benefits of the tax treaty, if the Fund were denied such benefits retrospectively, the Fund could be subject to cumulative income taxes, interest and penalties. Management estimates that the amount of taxes and interest, based on realized gains through December 31, 2002 and unrealized gains as of December 31, 2002 could be in the range of $7 million to $41 million (2% to 12% of the Fund's net assets at December 31, 2002). This range does not include penalties which could be assessed as such penalties are not determinable. The aforementioned range is estimated utilizing various assumptions as to how the Indian tax authorities might interpret the calculation of Indian income taxes if the tax treaty benefits were denied. Actual amounts, if incurred, could differ significantly from the aforementioned estimate.

NOTE E: CAPITAL STOCK

During the year ended December 31, 2002, the Fund purchased 89,000 shares of capital stock on the open market at a total cost of $920,118. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 17.29%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 4,000,000 shares of its capital stock on the open market.

During the year ended December 31, 2001, the Fund purchased 480,000 shares of capital stock at a total cost of $5,095,214 and at a weighted average discount of 19.11%.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

At a meeting of the Board of Directors held on January 29, 2002, the Board of Directors approved a tender offer. Pursuant to the tender offer, the Fund offered to purchase up to 10% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the closing date. The tender offer commenced on August 30, 2002 and expired on September 27, 2002. In connection with the tender offer, the Fund purchased
3,063,433 shares of capital stock at a total cost of $33,305,126, including expenses of $97,512.

NOTE F: CONCENTRATION OF RISKS

At December 31, 2002, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2002, the Fund has a concentration of its investment in computer and technology-related industries. The values of such investments may be affected by changes in such industry sectors.

NOTE G: SUBSEQUENT EVENTS

On December 10, 2002, CIBC and Fahnestock Viner Holdings Inc. ("Fahnestock") announced that Fahnestock had agreed to acquire the U.S. brokerage and asset management businesses of CIBC WM. The acquisition of the U.S. brokerage business closed on January 3, 2003. Upon completion of Fahnestock's acquisition of the asset management business, which is scheduled to occur on or about April 30, 2003 (subject to customary closing conditions), it is anticipated that Fahnestock & Co., Inc., Fahnestock's principal subsidiary, or one of its affiliated companies will replace CIBC WM as the Fund's administrator and acquire ultimate control of Advantage and Imperial. As required under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's existing Management Agreement and Country Advisory Agreement provide for their automatic termination in the event of their "assignment" as defined in the 1940 Act. Consummation of the acquisition by Fahnestock of the asset management business of CIBC WM will constitute an assignment of the Fund's existing Management Agreement and Country Advisory Agreement. At a meeting on January 17, 2003, the Board of Directors of the Fund, including a majority of the independent Directors, approved a new investment management agreement between the Fund and Advantage and a new country advisory agreement between Advantage and Imperial. As required by the 1940 Act, stockholders of the Fund will be asked to approve the new investment management agreement and the new country advisory agreement at the Fund's 2003 annual meeting of stockholders.

THE INDIA FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 19, 2003

                                                            THE INDIA FUND, INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The India Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                         TERM OF                                  OVERSEEN BY         OTHER
                                   POSITION            OFFICE 1 AND                                 DIRECTOR       TRUSTEESHIPS/
                                     WITH               LENGTH OF       PRINCIPAL OCCUPATION(S)    (INCLUDING    DIRECTORSHIPS
  NAME, ADDRESS AND AGE              FUND 1            TIME SERVED        DURING PAST 5 YEARS       THE FUND)    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Charles F. Barber                Director,            Since 1993      Consultant; formerly            6      None
                                   Chairman of Audit                    Chairman of the
  66 Glenwood Drive                Committee and                        Board, ASARCO
  Greenwich, CT 06830              Member of the                        Incorporated.
                                   Nominating
  Age: 85                          Committe,
                                   Class II
------------------------------------------------------------------------------------------------------------------------------------
  Leslie H. Gelb                   Director and Member  Since 1994      President, The Council on       2      Britannica.com:
  The Council on Foreign           of the Audit and                     Foreign Relations                      Director of 13
  Relations                        Nominating                           (1993-Present); Columnist              registered
  58 East 68th Street              Committees,                          (1991-1993), Deputy                    investment companies
  New York, NY 10021               Class I                              Editorial Page Editor                  advised by Salomon
                                                                        (1986-1990) and Editor,                Brothers Asset
  Age: 65                                                               Op-Ed Page (1988-1990),                Management ("SBAM").
                                                                        THE NEW YORK TIMES.
------------------------------------------------------------------------------------------------------------------------------------
  J. Marc Hardy                    Director and Member  Since 2002      Managing Director,              1      None
                                   of the Nominating                    Mainstream Ltd.
  De Chazal De Mee Building 10     Committee, Class III                 (independent financial
  Frere Felix de Valois Street                                          advisor) and Value
  Port Louis, Mauritius                                                 Investors Ltd. (private
                                                                        investment company).
  Age: 48
------------------------------------------------------------------------------------------------------------------------------------

                                                                              37

THE INDIA FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                         TERM OF                                  OVERSEEN BY         OTHER
                                   POSITION            OFFICE 1 AND                                 DIRECTOR       TRUSTEESHIPS/
                                     WITH               LENGTH OF       PRINCIPAL OCCUPATION(S)    (INCLUDING    DIRECTORSHIPS
  NAME, ADDRESS AND AGE              FUND 1            TIME SERVED        DURING PAST 5 YEARS       THE FUND)    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Luis Rubio                       Director and Member  Since 1999      President, Centro de            7      None
                                   of the Audit and                     Investigacion para el
  Jaime Balmes No. 11, D-2         Nominating                           Desarrollo, A.C. (Center
  Los Morales Polanco              Committees, Class I                  of Research for
  Mexico, D.F. 11510                                                    Development)
                                                                        (1981-Present); frequent
  Age: 47                                                               contributor of op-ed
                                                                        pieces to THE LOS ANGELES
                                                                        TIMES and THE WALL STREET
                                                                        JOURNAL.
------------------------------------------------------------------------------------------------------------------------------------
  Jeswald W. Salacuse              Director, Member     Since 1993      Henry J. Braker Professor       2      Director of 13
                                   of the Audit                         of Commercial Law                      registered
  The Fletcher School of           Committee and                        (1990-Present), and                    investment companies
  Law and Diplomacy                Chairman of the                      formerly Dean                          advised by SBAM.
  Tufts University                 Nominating Committee,                (1986-1994), The Fletcher
  Packard Avenue                   Class II                             School of Law &
  Medford, MA 02155                                                     Diplomacy, Tufts
                                                                        University; formerly,
  Age: 65                                                               Fulbright Distinguished
                                                                        Chair in Comparative Law,
                                                                        University of Trento,
                                                                        Italy.
------------------------------------------------------------------------------------------------------------------------------------
  Gabriel Seeyave                  Director and Member  Since 1994      Tax Advisor; formerly           1      Director, The United
                                   of the Nominating                    Partner, De Chazal De Mee              Basalt Products
  De Chazal De Mee Building 10     Committee, Class I                   & Co. (chartered                       Limited.
  Frere Felix de Valois Street                                          accountants).
  Port Louis, Mauritius

  Age:  71
------------------------------------------------------------------------------------------------------------------------------------

38

                                                            THE INDIA FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                                         TERM OF                                  OVERSEEN BY         OTHER
                                   POSITION            OFFICE 1 AND                                 DIRECTOR       TRUSTEESHIPS/
                                     WITH               LENGTH OF       PRINCIPAL OCCUPATION(S)    (INCLUDING    DIRECTORSHIPS
  NAME, ADDRESS AND AGE              FUND 1            TIME SERVED        DURING PAST 5 YEARS       THE FUND)    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Bryan McKigney                   Director, President  Since 2000      Managing Director               1      None
                                   and Secretary,                       (2000-Present) and
  622 Third Avenue, 8th Floor      Class III                            Executive Director
  New York, NY 10017                                                    (1993-2000), CIBC World
                                                                        Markets Corp.; Managing
  Age: 44                                                               Director, CIBC
                                                                        Oppenheimer Advisers LLC
                                                                        and Advantage Advisers,
                                                                        Inc.; President and
                                                                        Secretary, The Asia
                                                                        Tigers Fund, Inc.;
                                                                        formerly, Vice President
                                                                        and Division Executive,
                                                                        Head of Derivative
                                                                        Operations (1986-1993)
                                                                        and Assistant Vice
                                                                        President, Securities and
                                                                        Commodity Operations
                                                                        (1981-1985), Chase
                                                                        Manhattan Bank.
------------------------------------------------------------------------------------------------------------------------------------
  Howard M. Singer                 Director and         Since 2000      Managing Director, CIBC         11     None
                                   Chairman of the                      World Markets Corp., CIBC
  622 Third Avenue 8th Floor       Board of Directors,                  Oppenheimer Advisers LLC
  New York, NY 10017               Class II                             and Advantage Advisers,
                                                                        Inc.
  Age: 39
------------------------------------------------------------------------------------------------------------------------------------
                                         EXECUTIVE OFFICER WHO IS NOT A DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
  Alan E. Kaye                     Treasurer            Since 1999      Executive Director              N/A    N/A
                                                                        (1976-Present), CIBC
  622 Third Avenue 8th Floor                                            World Markets Corp.;
  New York, NY 10017                                                    formerly, Vice President,
                                                                        Oppenheimer & Co., Inc.
  Age: 51                                                               (1986-1994).
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Board of Directors is divided into three classes: Class I, Class
  II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2003, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.

DIVIDENDS AND DISTRIBUTIONS

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. if, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

40
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                                                            THE INDIA FUND, INC.

DIVIDENDS AND DISTRIBUTIONS (continued)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

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THE INDIA FUND, INC.

DIVIDENDS AND DISTRIBUTIONS (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                                        ADVANTAGE ADVISERS, INC.
                                                            THE INDIA FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

CIBC OPPENHEIMER PRIVACY POLICY

YOUR PRIVACY IS PROTECTED

At CIBC Oppenheimer, the Private Client Division of CIBC World Markets Corp., an important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

CIBC Oppenheimer does not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies within the CIBC family which provide financial, credit, insurance, trust, legal, accounting and administrative services to CIBC Oppenheimer or its clients. This allows us to enhance our relationship with you by providing a broader

                                                        ADVANTAGE ADVISERS, INC.
                                                            THE INDIA FUND, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF CIBC WORLD MARKETS CORP.)
--------------------------------------------------------------------------------

range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

CIBC Oppenheimer is committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent. If you have any questions regarding this matter we suggest that you speak with your Account Executive.

44
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The India Fund, Inc.

INVESTMENT MANAGER:
Advantage Advisers, Inc., a
subsidiary of CIBC World
Markets Corp.

ADMINISTRATOR:
CIBC World Markets Corp.
SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank AG